Earnings/(Loss) per Share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Earnings/(Loss) per Share

10.       Earnings/(Loss) per Share

Basic income / (loss) per share (“EPS” / “LPS”) is calculated by dividing the net income for the year attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted income / (loss) per share is calculated by dividing the net income / (loss) attributable to common equity holders of the parent by the weighted average shares outstanding during the year plus the weighted average number of common shares that would be issued on the conversion of all the dilutive potential common shares into common shares. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted income / (loss) per share computation unless such inclusion would be anti-dilutive.

As the Company reported losses for the year ended December 31, 2025, the effect of any incremental shares would be antidilutive and thus excluded from the computation of the LPS.

As for the years ended December 31, 2024 and 2023, the securities that could potentially dilute basic EPS in the future are any incremental shares of unexercised warrants (Note 9). As the warrants were out-of-the money during the periods ended December 31, 2024 and 2023, these were not included in the computation of diluted EPS, because to do so would have anti-dilutive effect.

10.       Earnings/(Loss) per Share (continued)

The following reflects the net income / (loss) per common share:

	For the year ended December 31,
	2025	2024	2023
Income / (Loss) attributable to common equity holders	(1,747)	431	5,272
Weighted average number of shares – basic and diluted	20,680,931	20,582,301	20,582,301
Net income / (loss) per common share – basic and diluted	(0.08)	0.02	0.26